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                                                                EXHIBIT (10)O

                   BROKER LOAN PLEDGE AND SECURITY AGREEMENT

                          Dated as of August 30, 1996

     This Broker Loan Pledge and Security Agreement is executed by the Debtor in favor of The First National Bank of Chicago.

1.   DEFINITIONS.

     As used in this Security Agreement:

     "Bank" means The First National Bank of Chicago, its branches, subsidiaries and affiliates and their successors and assigns.

     "Collateral" means all of the following, wherever located, in which the Debtor now has or hereafter acquires any interest including all cash and noncash proceeds and records relating thereto and all dividends, interest, income, distributions, collections and any other rights or property which the owner would be entitled to receive with respect to, or in substitution or exchange for, any of the following: all Pledged Securities; all deposits with the Bank; and all other property delivered or pledged to the Bank or in which the Bank is granted a security interest or which is actually or constructively held by or in the possession of the Bank or its agent or designee, including, without limitation, any such property which is in any account with the Bank or any account which is owned by, pledged to, or controlled by, the Bank with a clearing corporation, custodian, trust company, bank, broker, clearing company, Federal Reserve Bank or other entity, and further including, without limitation, property delivered for safekeeping, collection, pledge or transmission.

     "Collateral Schedule" shall mean the schedules, lists, descriptions or other communications (including by electronic data entry, telex and facsimile transmission) delivered or transmitted to the Bank or its agent or designee pursuant to Section 5 hereof, each of which shall constitute a part of this Security Agreement.

     "Customer Securities" means Securities carried by the Debtor for the account of any customer within the meaning of Rules 8c1 and 1 5c21 of the Securities and Exchange Commission.

     "Debtor" means the undersigned party designated as "Debtor" on the signature page hereof.

     "Default" means an event described in Section 6 hereof.

     "Firm Securities" means Securities owned by the Debtor for its own account.

     "Lien" means any security interest, mortgage, pledge, hypothecation, lien, claim, charge, encumbrance, title retention agreement or lessor's interest, in or on any property.

     "Obligations" means any and all existing and future indebtedness, obligation and liability of every kind, nature and character, direct or indirect, absolute or contingent including all renewals, extensions and modifications thereof and all fees, costs and expenses incurred by the Bank in connection with the documentation, administration, collection or enforcement thereof), of the Debtor to the Bank, howsoever and whensoever created, arising, evidenced or acquired.

     "Pledged Securities" means all Securities delivered to the Bank, its agent or designee, including without limitation, those held by a depository, clearing corporation or similar entity.

     "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

     "Security" and "Securities" shall mean instruments, certificated and uncertificated securities, stocks, notes, bonds, debentures, government securities, options, warrants, pass through certificates, and certificates of deposit and any other security defined as such under the Illinois Uniform Commercial Code, as amended from time to
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time.

     "Security Agreement" means this Broker Loan Pledge and Security Agreement, as it may be amended from time to time.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

2.   GRANT OF SECURITY INTEREST.

     The Debtor hereby pledges and assigns to the Bank and grants to the Bank a continuing security interest in, and right of offset against, the Collateral to secure payment of the Obligations provided, however, that Customer Securities shall secure the Obligations only to the extent described in Section 12 hereof.

3.   REPRESENTATIONS AND WARRANTIES.

     The Debtor represents and warrants to the Bank that:

     3.1. Existence and Standing. The Debtor, if a corporation, is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and the Debtor has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

     3.2. Authorization, Validity and Enforceability. The execution and delivery by the Debtor, if a corporation or partnership, of this Security Agreement has been duly authorized by proper corporate or partnership proceedings, as applicable, and this Security Agreement constitutes a legal, valid and binding obligation of the Debtor and creates a security interest which is enforceable against the Debtor in all now owned and hereafter acquired Collateral.

     3.3. Firm Securities. Each Pledged Security which is a Firm Security will, at the time of pledge, be owned by the Debtor free and clear of any liens, security interests or encumbrances, except for the security interest granted to the Bank hereunder.

     3.4. Customer Securities. It is a broker or dealer as defined in the Securities Exchange Act of 1934, as amended, and that the pledge of the Securities designated as Customer Securities does not and will not contravene any provision of Rules 8c1 or 15c21 of the Securities and Exchange Commission in effect from time to time. The Debtor has full power and authority from each customer to pledge the Customer Securities and to permit such Securities to be commingled with securities carried for the account of other customers of the Debtor.

     3.5. Regulation U. In accordance with Section 2(c) of Regulation U of the Board of Governors of the Federal Reserve System, it is subject to Regulation T promulgated by such Board of Governors and does not extend or maintain credit to or for customers except in accordance with the provisions of such Regulation
T. The Debtor further represents and warrants to the Bank that (i) the proceeds of all extensions of credit constituting the Obligations shall be used for one or more of the special purposes described in, and shall meet the conditions of,
Section 221.5(c) of Regulation U of such Board of Governors or, if not so used,
(ii) the Obligations will be secured by Collateral having a sufficient value to comply with Regulation U.

4.     COVENANTS.

       From the date of this Security Agreement, and thereafter until this Security Agreement is terminated:

     4.1. Inspection. The Debtor will permit the Bank, by its representatives and agents, to inspect the Collateral, to examine and make copies of the records of the Debtor relating thereto, and to discuss the Collateral, and the records of the Debtor with respect thereto with, and to be advised as to the same by, the Debtor's officers and employees.

     4.2. Records and Reports. The Debtor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Bank such reports relating to the Collateral as the Bank may
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from time to time may reasonably request and subject to
confidentiality. With respect to any Collateral which may be held by a third party, the Debtor shall instruct such party to mark its records or take such other action acceptable to the Bank to reflect the Bank's interest in such Collateral.

     4.3. Financial Statements and Other Actions. The Debtor shall, at its own expense, keep the Collateral free and clear of all liens, security interests, claims, or encumbrances, except in favor of the Bank and defend the Bank's interest in the Collateral against the claims of all persons and entities. The Debtor will execute and deliver to the Bank all financing statements and other documents from time to time requested by the Bank in order to maintain a first perfected security interest in the Collateral

     4.4. Uncertificated Securities. If any of the Collateral consists of uncertificated securities, the Debtor will, or will authorize the Bank to, cause the appropriate issuers of uncertificated securities constituting Collateral to mark their books and records with the numbers and face amounts of all uncertificated securities constituting Collateral and all rollovers and replacements therefor to reflect the Lien of the Bank granted pursuant to this Security Agreement, or the Debtor will take or cause the issuers or any other third parties to take such other action or make such notifications as may be required by applicable law.

     4.5. Registration of Pledged Stock. The Bank may, at its option, register any registerable Collateral in the name of the Bank or its nominee after the occurrence of a Default.

     4.6. Exercise of Right in Pledge Stock. The Debtor will permit the Bank or its nominee at any time after the occurrence of a Default, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges or options pertaining to any shares of the stock pledged as Collateral and the Pledged Securities as if it were the absolute owner thereof.

     4.7. Negotiable Form. All Collateral, at the time it becomes part of the Collateral, will be in negotiable form (either in bearer form, endorsed in blank, with endorsement guaranteed, or such other form satisfactory to the Bank, suitable for immediate transfer or registration to the Bank or its nominee or at its order).

     4.8. No Liens. The Debtor will not create, incur or suffer to exist any lien, pledge, security interest or encumbrance on any of the Collateral except the security interest created by this Security Agreement. None of the Collateral will be held at any clearing corporation or clearing bank in an account over which such clearing corporation or bank has any lien or right of setoff or if held at a clearing corporation or clearing bank, the Bank shall determine the collateral value of such Collateral only upon the excess, if any, of the current market value of such Collateral over the amount of any lien or right of setoff which such clearing corporation or clearing bank has. If requested by the Bank, the Debtor will cause such clearing corporation or clearing bank to from time to time confirm to the Bank the amount of any such lien or right of setoff.

5.   DELIVERY, SUBSTITUTION AND WITHDRAWAL OF COLLATERAL.

     5.1. Delivery of Collateral. The Debtor shall promptly deliver to the Bank, its agent or designee, all Collateral pledged to the Bank pursuant to this Security Agreement. The Bank agrees that delivery to the Bank may be accomplished by transfer of Pledged Securities to the account of the Bank at Depository Trust Company in New York, the Midwest Securities Trust Company in Chicago or any similar depository acceptable to the Bank and that any direction by the Debtor to transfer any Securities to the Bank's account with any such depository or any other action taken in accordance with a depository's customary procedures regarding pledging of Collateral shall constitute a pledge by the Debtor of such Securities to the Bank and the confirmation of such pledge. Debtor further agrees that any agent or designee of the Bank or any depository or clearing corporation holding the Collateral shall have the right to deliver any Collateral held by it for the benefit of the Bank to the Bank or to sell Collateral at the
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direction of the Bank.

     5.2. Withdrawal of Collateral. Provided no Default shall exist prior to or after giving effect thereto, the Debtor may withdraw all or any portion of the Collateral from time to time if, simultaneously therewith and after giving effect to any contemporaneous borrowings, repayments, and substitutions of Collateral the outstanding balance of the Obligations is secured by Securities of a type acceptable to the Bank having a collateral value determined by the Bank in its sole discretion to be satisfactory to it. No withdrawal or substitution of Collateral shall be effective until the Bank shall have consented to such withdrawal or substitution. Notwithstanding the foregoing, the Bank shall not be obligated to release any collateral in violation of the release and substitution rules of Regulation U.

     5.3. Sale of Securities. Unless the then outstanding Obligations are secured by other Securities of a type acceptable to, and having a collateral value satisfactory to, the Bank, the Debtor shall, promptly upon its receipt of any proceeds from the sale, pledge or other disposition of any of the Collateral, and in no event more than 10 days after such proceeds are received by the Debtor, deliver such proceeds to the Bank to be deposited in the special collateral! account established pursuant to Section 9.2 after the occurrence of a Default.

6.   DEFAULT.

     6.1. The occurrence of any one or more of the following events shall constitute a Default:

          6.1.1. Any representation or warranty made by or on behalf of the Debtor to the Bank under or in connection with this Security Agreement shall be materially false as of the date on which made.

     6.1.2. The breach by the Debtor of any of the terms or provisions of this Security Agreement.

          6 .1. 3. Any material portion of the Collateral shall be transferred or otherwise disposed of, either voluntarily or involuntarily, in any manner not permitted by this Security Agreement or shall be lost, stolen, damaged or destroyed.

          6.1.4. Any Obligation shall not be paid when due, whether at stated maturity, upon any accelerated maturity or otherwise.

          6.1.5. Failure of the Debtor to pay any material indebtedness when due, or the default by the Debtor in the performance of any other term, provision or condition contained in any agreement under which any such indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such indebtedness to cause, such indebtedness to become due prior to its stated maturity.

          6.1.6. The Debtor shall (i) have an order for relief entered with respect to it under the United States Bankruptcy Code, (ii) be unable, or admit in writing its inability, to pay its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, trustee, examiner, liquidator or similar official for it or any substantial part of its property,
(v) institute any proceeding seeking an order for relief under the United States Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtor or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any action, corporate or otherwise, to authorize or effect any of the foregoing actions set forth in this Section
6.1.6 or (vii) fail to object in good faith to any appointment or proceeding described in Section 6.1.7

          6.1.7. Without the application, approval or consent of the Debtor, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Debtor or any substantial part of its
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property, or a proceeding described in Section 6.1.6 shall be instituted against the Debtor and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

          6.1.8. The making of an application by the Securities Investor Protection Corporation for a decree adjudicating that customers of the Debtor are in need of protection under the Securities Investor Protection Act of 1970, as amended from time to time and the failure of the Debtor to obtain dismissal of such application within 30 days.

          6.1.9. The Securities and Exchange Commission shall revoke the registration of the Debtor as a broker-dealer.

          6.1.10. [Intentionally omitted.]

     6.2. Acceleration and Remedies. If any Default occurs, then, upon the election of the Bank or, in the case of a Default under Section 6.1.6 or 6.1.7, without any action on the part of the Bank, the Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Bank may exercise any or all of the rights and remedies provided (i) in this Security Agreement, (ii) to a secured party when a debtor is in default under a security agreement by the Illinois Uniform Commercial Code and (iii) by any other applicable law including, without limitation, any law governing the exercise of a bank's right of setoff or bankers' lien. With respect to Obligations which are contingent and cannot be accelerated by their nature, the Bank may require the Debtor to deposit cash or other acceptable collateral in an amount sufficient to cover principal and interest which will have accrued by the maturity date on said Obligations to be held as security for said Obligations in the special collateral account referred to in Section 9.2. The Bank may also, at its election, terminate or close-out any futures contracts or commitments the Bank may have with the Debtor.

     6.3. Debtor's Obligations Upon Default. Upon the request of the Bank after the occurrence of a Default, the Debtor will:

          6.3.1. Assembly of Collateral. Assemble and make available to the Bank the Collateral and all records relating thereto at any place or places specified by the Bank.

          6.3.2. Bank Access. Permit the Bank, by the Bank's representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

7.   WAIVERS, AMENDMENTS AND REMEDIES.

     No delay or omission of the Bank to exercise any right or remedy granted under this Security Agreement or under applicable law shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude other or further exercise thereof or the exercise of any other right or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Bank, and then only to the extent in writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Bank until the Obligations have been paid in full.

8.   PROCEEDS.

     The proceeds of the Collateral shall be applied by the Bank to payment of the Obligations in the following order:

          (a) FIRST, to payment of all costs and expenses of the Bank incurred in connection with the collection and enforcement of the Obligations or of the security interest granted to the Bank pursuant to this Security Agreement;
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          (b) SECOND, to payment of the principal of, and unpaid interest and fees in respect of the Obligations or to the collateralization of all Obligations which are contingent and cannot by their nature be accelerated which payments may be applied and reapplied to the Obligations in such order as the Bank elects, and;

          (c) THIRD, the balance, if any, after all of the Obligations have been satisfied, shall be deposited by the Bank into the Debtor's general operating account with the Bank, or to such other account as the Debtor may direct in writing .

9.   GENERAL PROVISIONS.

     9.1. Disposition of Collateral. After Default, the Bank may dispose of all or any part of the Collateral in such a manner and upon such terms as the Bank, in its sole discretion, shall determine. If any notification of a proposed disposition of the Collateral is required by applicable law, such notice shall be deemed reasonable if sent to the Debtor, addressed as set forth in Section 10, at least 3 business days prior to any public sale or the time after which any private sale may be made. The Debtor hereby expressly agrees that the Pledged Securities are securities of a type customarily sold on a recognized market and as such, no notice of any sale or disposition of any of the Pledged Securities need be given unless trading in a particular Security shall have been suspended or ceased on all recognized markets at such time.

     9.2. Special Collateral Account. The Bank may require all cash proceeds of the Collateral to be deposited in a special noninterest bearing cash collateral account with the Bank and held there as security for the Obligations except as provided in Section 5.3. The Debtor shall have no control whatsoever over said cash collateral account. If no Default has occurred or is continuing, the Bank shall from time to time deposit the collected balances in said cash collateral account into the Debtor's general operating account with the Bank or, upon notice to the Debtor, apply such balances to payment of the Obligations. If any Default has occurred and is continuing, the Bank may, at its option, apply the collected balances in said cash collateral account to the payment of the Obligations whether or not the Obligations shall then be due, or hold said cash collateral as Collateral hereunder.

     9.3. Bank Performance of Debtor Obligations. Without having any obligation to do so, the Bank may perform or pay any obligation which the Debtor has agreed to perform or pay in this Security Agreement and the Debtor shall reimburse the Bank for any amounts paid by the Bank pursuant to this Section. The Debtor's obligation to reimburse the Bank pursuant to the preceding sentence shall be an Obligation payable on demand. The Bank shall use its best efforts to provide the Debtor with prior notice of any action taken by the Bank under this Section 9.3 but the failure of the Bank to deliver or the Debtor to receive such notice shall not affect the Debtor's obligation hereunder.

     9.4. Authorization for Bank to Take Certain Action. The Debtor irrevocably authorizes the Bank at any time and from time to time during the term of this Security Agreement in the sole discretion of the Bank and appoints the Bank as its attorney in fact to act on behalf of the Debtor (i) to execute on behalf of the Debtor as debtor and to file financing statements necessary or desirable in the Bank's sole discretion to perfect and to maintain the perfection and priority of the Bank's security interest in the Collateral, (ii) to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Bank in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Bank's security interest in the Collateral, and (iv) to apply the proceeds of any Collateral received by the Bank to the Obligations as provided in Section 8.

     9.5. Specific Performance of Certain Covenants. The Debtor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.4, 4.8, 5.1, 5.3, 6.3 and 9.2 will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breaches and therefore agrees, without
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limiting the right of the Bank to seek and obtain specific performance of other obligations of the Debtor contained in this Security Agreement, that the covenants of the Debtor contained in the Sections referred to in this Section shall be specifically enforceable against the Debtor.

     9.6. [Intentionally omitted.]

     9. 7 . Dispositions Not Authorized. The Debtor is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 5.2 and notwithstanding any course of dealing between the Debtor and the Bank or other conduct of the Bank, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 5.2) shall be binding upon the Bank unless such authorization is in writing signed by the Bank.

     9. 8. Definition of Certain Terms. Terms defined in the Illinois Uniform Commercial Code which are not otherwise defined in this Security Agreement are used in this Security Agreement as defined in the Illinois Commercial Code as in effect on the date hereof.

     9.9. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Debtor and the Bank and their respective successors and assigns, except that the Debtor shall not have the right to assign its rights under this Security Agreement or any interest herein, without the prior written consent of the Bank

     9.10. Survival of Representations. All representations and warranties of the Debtor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

     9. 11 . Taxes and Expenses. Any taxes (excluding income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Debtor, together with interest and penalties, if any. The Debtor shall reimburse the Bank for any and all out-of-pocket expenses and interest charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Bank) paid or incurred by the Bank in connection with the administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). The obligations of the Debtor under this Section shall survive termination of this Security Agreement.

     9.12. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

     9.13. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations or commitments therefore outstanding) until (i) the Bank has received written notice of its termination from the Debtor and (ii) no Obligations or commitments of the Bank which would give rise to any Obligations shall be outstanding.

     9.14. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Debtor and the Bank relating to the Collateral and supersedes all prior agreements and understandings between the Debtor and the Bank relating to the Collateral.

     9.15. Choice of Law. This Security Agreement shall be construed in accordance with the laws of the State of Illinois applicable to contracts with national banking associations made and performed wholly in Illinois.

     9.16. Indemnity. The Debtor hereby agrees to assume liability for, and does hereby agree to indemnify and keep harmless the Bank, and its successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature, imposed on, incurred by or asserted against the Bank, or its successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the purchase, ownership, delivery, possession, use, sale or other disposition of any Collateral except for any such events arising out of the gross negligence or willful misconduct by the Bank, its successors, assigns, agents and employees.

     9.17. Consent to Jurisdiction and Waiver of Jury Trial. The Debtor hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Illinois state or local court sitting in Cook County, Illinois in any action or proceedings arising out of or related to this Security Agreement and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. The Debtor hereby waives any rights to jury trial in any action arising hereunder or in connection herewith.

10.  NOTICES.

     10.1. Sending Notices. Any notice required or permitted to be given under this Agreement may be, and shall be deemed, given and sent when deposited in the United States mail, postage prepaid, or by facsimile, or by standard overnight carrier, addressed to the Debtor or by hand delivery to the Debtor at the address set forth on Exhibit "A" hereto as its principal place of business, and to the Bank at the address set forth under its signature hereto.

     10.2. Change in Address for Notices. Each of the Debtor and the Bank may change the address for service of notice upon it by a notice in writing to the other.

11.  SETOFF

     In addition to, and without limitation of, any rights of the Bank under applicable law, if the Debtor becomes insolvent, however evidenced, or any Default occurs, any indebtedness from the Bank to the Debtor may be offset and applied toward the payment of the Obligations, whether or not the Obligations, or any part thereof, shall then be due.

12.  CUSTOMER SECURITIES.

In order that the Debtor may comply with the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, concerning the hypothecation of Customer Securities, the Bank hereby agrees with the Debtor that, notwithstanding anything to the contrary contained in this Security
Agreement:

     (a) None of the Obligations, except Obligations arising out of or in connection with any credit extended against Customer Securities, shall be secured by or be any Lien against any Customer Securities.

     (b) All of the Obligations, however constituted, shall be secured by all Firm Securities.

     (c) No rehypothecation, assignment or other transfer of any Customers' Securities or any interest therein shall be made by the Bank except subject to the limitations contained herein.


     IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the date first above written.

               FIRST OF AMERICA SECURITIES, INC. ("Debtor")

                              By: /S/   Susan L. Currier
                              Title:    President & CEO

                              157 S. Kalamazoo Mall
                              Kalamazoo, Michigan 49003-4077


Accepted:

THE FIRST NATIONAL BANK OF CHICAGO

By:  /S/ Andrea S. Kantor
Title:    Vice President

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670

Attention: Linda Taliani
Suite No. 0162


                            MASTER BROKER LOAN NOTE

                                                               Chicago, Illinois
                                                           Date: August 30, 1996

     FOR VALUE RECEIVED, FIRST OF AMERICA SECURITIES, INC. (the "Company") promises to pay to the order of The First National Bank of Chicago (the "Bank"), in lawful money of the United States at the office of the Bank at One First National Plaza, Chicago, Illinois, or as the Bank may otherwise direct the aggregate outstanding unpaid principal amount of loans ("Loans") advanced hereunder, together with interest as provided below.

     Except as provided in the following paragraph, each Loan hereunder shall be due and payable on the day following the day on which the Loan is made and shall bear interest at the rate per annum quoted to the Company by the Bank ("Transaction Rate"), which rate shall be applicable to and in effect for the day on which it is quoted.

     In addition to the Transaction Rate, the Company and the Bank may agree to a fixed interest rate ("Fixed Rate") and a specific term in excess of one day for a Loan (a "Fixed Rate Loan") at the time of borrowing. Each such Fixed Rate Loan shall be due and payable at the specified maturity of such Loan.

     Unless another rate is specifically agreed to by the Bank for any Loan, a Transaction Rate Loan or Fixed Rate Loan not paid when due shall thereafter be payable on demand and bear interest at a rate equal to the greater of the corporate base rate of interest announced by the Bank from time to time, changing when and as the corporate base rate changes or the then applicable Fixed Rate or Transaction Rate.

     On each business day of the Bank for which the Company desires the Bank to make a Loan, any person authorized to borrow on behalf of the Company (an "authorized person") may request by telephone a quote for an interest rate for such Loan. If the Bank elects to offer a Loan to the Company and if the Company elects to accept the rate at the time such rate is quoted by the Bank, then the Bank shall make a Loan at the stipulated rate on such day. Any authorized person may request a Loan or an interest rate quote hereunder and give the Bank information relevant to such Loan by telephone or telex. The Company agrees that, in implementing this arrangement, the Bank is authorized to honor requests which it believes, in good faith, to emanate from an authorized person acting pursuant to this note, whether in fact that be the case or not. The Company will confirm the terms of each Loan by mailing a confirmation letter to the bank signed by an authorized person.

     Each payment of principal hereunder shall be made in immediately available funds (or clearinghouse funds if the Loan was made in clearinghouse funds). Interest on all Loans shall be due and payable in immediately available funds on the last day of each month during which a Loan is outstanding. If any payment shall become due and payable on a Saturday, Sunday or legal holiday under the laws or Illinois, such payment shall be made on the next succeeding business day in Illinois and any such extended time of the payment of principal shall be included in computing interest at the rate this note bears in connection with such payment. All interest hereunder shall be computed for the actual numbers of days elapsed on a 360 day year basis.

     Fixed Rate Loans may be prepaid prior to the agreed maturity of that Loan only upon payment to the Bank of all loss or cost to the

Bank resulting from such prepayment, including without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Fixed Rate Loan.

     The Company hereby authorizes the Bank to record Loans, maturities, repayments, interest rates and payment dates on the schedule on the reverse side of this note or otherwise on the Bank's books and records in accordance with the Bank's usual practices. The obligation of the Company to repay each Loan made hereunder shall be absolute and unconditional notwithstanding any failure of the Bank to enter such amounts on such schedule and, in the event of disagreement as to the terms of a transaction, the Bank's records shall govern, absent manifest error. The Company hereby authorizes the Bank to deposit the proceeds of Loans to, and to charge payments of principal and interest against, the Company's deposit account with the Bank or as otherwise requested by the Company. All Loans shall be made by the Bank in immediately available funds unless the Company specifically requests clearinghouse funds when such Loan is requested.
     Nothing in this note shall constitute a commitment to make Loans to the Company. This Note is secured by that certain Security Agreement dated as of August 30, 1996 between the Company and the Bank. If any Default under and as defined in the Security Agreement has occurred and is continuing, the Bank may declare all unpaid principal and interest on the Loans and unpaid fees immediately due and payable and any indebtedness from the Bank to the Company may be offset and applied toward the payment of all unpaid principal, interest and fees payable hereunder, whether or not such amounts or any part thereof, shall then be due. The Company expressly waives any presentment, demand, protest or notice in connection with this note now, or hereafter, required by applicable law and agrees to pay all costs and expenses of collection. The Company represents to the Bank, in accordance with Regulation U of the Board of Governors of the Federal Reserve System, that it is subject to Regulation T promulgated by such Board of Governors and that it does not extend or maintain credit to or for customers except in accordance with the provisions of such Regulation T. This note and all Loans made hereunder, shall, to the extent permitted by law be secured by all collateral, if any, now or hereafter pledged by the Company to the Bank together with all proceeds thereof to the extent permitted by law.

     This note shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois, giving effect, however, to federal laws applicable to national banks.


                         FIRST OF AMERICA SECURITIES, INC.

                         By:  /S/  Susan L. Currier
                         Title: President & CEO